Aerosystems
James Larwood

Aerosystems Today
▪ Extensive capabilities combined into “One Kaman” to meet our customers’ needs
 • Project Management
 • Engineering
 • Test and Certification
 • Tool Design/Fabrication
 • Manufacturing/Production
 - Sheet metal/extrusions
 - Machined Parts
 - Assembly/Sub Assembly
 - Composite Components
 - OEM/Products
 • Product Support
Integration positions us to offer a full suite of capabilities across platforms

Engineering
1
▪Aircraft Structures
▪Design & Analysis
▪Certification
Composites
Bennington, VT
4
▪Racks & Enclosures
▪Radomes & Fairings
▪Imaging Equipment
Composites
▪Out of Autoclave
▪Aircraft Doors
▪Control Surfaces
8
Tooling
Burnley, UK
9
▪Tool Design
▪Tool Build & Install
▪Assembly Fixtures
▪GSE
▪Compression Molding
▪Large Cure and NDI
▪Vacuum Forming
Composites
Wichita, KS
2
▪Rotor Blades
▪Metal Bond/Treatment
▪Filament Winding
Composites
Bloomfield, CT
3
Composites
▪Imaging Equipment
▪Offset Market
▪Low Cost
11
 WA & SC
Aerosystems Footprint
Metallics
Chihuahua, Mexico
6
▪ Sheet Metal Fab
▪ Heat treat
▪ Extrusions
▪ Small Sub
 Assemblies
▪ Low Cost
Assembly/Metallics
▪ Large Structural
  Integrations
▪ Cockpits, Cabins,
 TRPs, T/E, WTBF
 Assemblies
▪ Certifications
▪ Machining Center
Jacksonville, FL
5
Darwen, UK
Metallics
▪Assemblies
▪Sub Assemblies
▪Metal Treatments
10
Hyde, UK
10
Goa, India
Site locations and Centers of Focus
MRO
Bloomfield, CT
7
▪ Aftermarket Support
▪ K-MAX, UAS K-MAX &
 Super Seasprite
 Helicopters
▪ Test and Development
▪ Product Support

Strategic Initiatives
▪ Maximize operational performance at all businesses by continuing transformational initiatives

▪ Continue to drive cost and operational efficiencies through further integration and consolidation

▪ Build upon increased market recognition via “One Kaman” and customer supply chain consolidation efforts to gain greater share of work packages

▪ Expand capabilities and grow scale/content through selective investment
Improve - Change - Compete - Grow

 ▪ Standardized tools and metrics across all locations
 ▪ Major focus areas
 ▪ ERP
 ▪ Supply Chain
 ▪ Operations
 ▪ Finance
 ▪ ERP Implementation Plan:
Wichita
JAX/MX
UK
BLM
KES
VT
Phase I
Phase II
Phase III
Phase IV
Phase V
AVMRO
Phase VI
ERP enabling integration and consolidation
Efficiencies Through Integration and Consolidation

Interiors
Wing-to-body fairing
Doors
Engine
Components
Wings
Control Surfaces
Nacelles
Tail
Components
Winglets
TRP
Tunnel Covers
Floors
Pylons
Doors
Landing Gear Doors
Rotor Blades
Engine Inlet
Covers
Fuselage
Structures
Cockpits
Radomes
Core Competencies

Aerospace Marketplace
Expected Five Year CAGR of 3%-5%
Source: Counterpoint 2014 Aerostructures Market Study
Tier II

Competition
Breadth of Kaman capabilities provides opportunity to differentiate
Source: Counterpoint 2014 Aerostructures Market Study
Tier II
Tier I
OEM

▪ Innovative design and engineering
 solutions
▪ Boeing Supplier of the Year for 2012
 and Silver Supplier for 2013
▪ Center of Excellence
 • Finite Element Analysis
 • Passenger to Freighter
 Conversions
▪ New hub in Charleston, SC
 supporting Boeing 787
Engineering Profile

Tooling - Products, Services and Capabilities
▪ New Facility - Burnley UK in 2014
▪ Large and Automated Tooling

▪ All types of Materials
CMM
5-Axis (71’ x 11’ x 5’)
Composite Mold Tool
Vacuum Drill & Rout

Aileron and Winglet
Doors

Assembly & Metallics - Products and Capabilities
▪ Complex Integrated Structures

▪ Assembly and Subassembly

▪ 3-Axis & 5-Axis Machining

▪ Sheet Metal Fabrication
H60, Cockpit Structure
747-8, Wing Fairing
777/767, FTE Kit

Air Vehicles and MRO - Products, Services and Capabilities
▪ Aftermarket Support
 • SH-2G (Egypt, New Zealand, Poland)
 • K-MAX®
 ─ Commercial
 ─ Unmanned
▪ MRO
 • Test & Analysis
 • Publications & Training
 • Spares, Repairs and Asset Management
SH-2G Super Seasprite
Unmanned K-MAX®
Commercial K-MAX®
Test & Analysis

Summary
▪ Integration of Aerosystems positions us to drive significant operational synergies, while directly addressing customer needs
▪ Well-placed globally
▪ New growth opportunities, especially in commercial markets
▪ Full range of capabilities
 ▪ Design
 ▪ Tooling
 ▪ Fabrication
 ▪ Assembly
 ▪ Aftermarket support
POSITIONED FOR GROWTH